                                                                    EXHIBIT 99.4

                   SUBORDINATION AND INTERCREDITOR AGREEMENT

          THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "Agreement") is entered into as of this 29th day of December, 2000 by and among the Persons identified on the signature pages hereto or on any joinder executed in connection herewith as a Subordinated Creditor (each such Person is individually referred to herein as a "Subordinated Creditor" and collectively as the "Subordinated Creditors"), LIBRA MEZZANINE PARTNERS II-A, L.P., a Delaware limited partnership, as agent for the Subordinated Creditors (in such capacity, the "Subordinated Agent"), EMERGENT INFORMATION TECHNOLOGIES, INC., a California corporation (the "Borrower"), and MELLON BANK, N.A., a United States banking corporation, as Agent for all Senior Lenders party to the Senior Credit Agreement described below.

                                   Recitals

          A. Pursuant to a Second Amended and Restated Credit and Security Agreement, dated as of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Senior Credit Agreement"), among the Borrower, Agent, Wells Fargo Bank, N.A., as co-agent, and Senior Lenders (as hereinafter defined), Senior Lenders have agreed, subject to the terms and conditions set forth in the Senior Credit Agreement, to make certain loans and financial accommodations to the Borrower. All of the Borrower's obligations to Agent and Senior Lenders under the Senior Credit Agreement and the other Senior Debt Documents (as hereinafter defined) are secured by liens on and security interests in substantially all of the now existing and hereafter acquired real and personal property of the Borrower.

          B. The Borrower and the Subordinated Creditors have entered into a Note and Stock Purchase Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time as permitted hereunder, the "Subordinated Note Purchase Agreement") pursuant to which (i) the Subordinated Creditors are extending credit to the Borrower as evidenced by the promissory notes of even date herewith in the aggregate principal amount of $25,000,000 (as the same may be amended, supplemented, replaced or otherwise modified from time to time as permitted hereunder, the "Subordinated Notes"), and (ii) the Subordinated Creditors are acquiring 2,250,000 shares of the common stock of the Borrower (the "Common Stock").

          C. As an inducement to and as one of the conditions precedent to the agreement of Agent and Senior Lenders to consummate the transactions contemplated by the restated Senior Credit Agreement, Agent and Senior Lenders have required the execution and delivery of this Agreement by the Subordinated Creditors, Subordinated Agent and the Borrower in order to set forth the relative rights and priorities of Agent, Senior Lenders, Subordinated Agent and the Subordinated Creditors under the Senior Debt Documents (as hereinafter defined) and the Subordinated Debt Documents (as hereinafter defined).

                                   Agreement

          NOW, THEREFORE, in order to induce the Agent and Senior Lenders to consummate the transactions contemplated by the Senior Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

          1.  The following terms shall have the following meanings in this
Agreement:

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          "Agent" means Mellon Bank, N.A., as Agent for the Senior Lenders, or any other Person appointed by the holders of the Senior Debt as agent for purposes of the Senior Debt Documents and this Agreement.

          "Bankruptcy Code" means Chapter 11 of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

          "Contingent Shares" means the shares issuable to the Subordinated Creditors pursuant to Section 6.16 of the Subordinated Note Purchase Agreement.

          "Key-Man Life Insurance Proceeds" means the proceeds of one or more life insurance policies with aggregate face amounts of $6,000,000 insuring the life of Steven Myers (or such other person as may be selected by Subordinated Creditors pursuant to the Subordinated Note Purchase Agreement), which life insurance policies shall name the Subordinated Creditors as the sole beneficiaries. The receipt of proceeds by any Subordinated Creditor and the application of such proceeds to the Subordinated Debt shall be governed by
Section 2.06 of the Subordinated Note Purchase Agreement and shall not be subject to the subordination provisions set forth in this Agreement.

          "Mellon Loan Documents" means the Senior Credit Agreement and all agreements, documents and instruments executed from time to time in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time.

          "Permitted Refinancing" means any refinancing of the Senior Debt under the Mellon Loan Documents provided that (i) the financing documentation entered into by the Borrower in connection with such Permitted Refinancing constitute Permitted Refinancing Senior Debt Documents, (ii) the amount of such financing does not exceed the Maximum Senior Debt Amount as set forth in the definition of Senior Debt below, and (iii) such financing documentation does not in any way prohibit the prepayments required under Section 2.06 or 6.11 of the Subordinated Note Purchase Agreement, as in effect on the date hereof.

          "Permitted Refinancing Senior Debt Documents" means any financing documentation which replaces the Mellon Loan Documents and pursuant to which the Senior Debt under the Mellon Loan Documents is refinanced, as such financing documentation may be amended, restated, supplemented or otherwise modified from time to time in compliance with this Agreement, but specifically excluding any such financing documentation to the extent that it contains, either initially or by amendment or other modification, any material terms, conditions, covenants or defaults materially adverse to the Subordinated Lenders other than those which
(a) then exist in the Mellon Loan Documents, or (b) could be included in the Mellon Loan Documents by an amendment or other modification that would not be prohibited by the terms of this Agreement.

          "Person" means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

          "Proceeding" shall have the meaning set forth in Section 4.

          "Reorganization Securities" shall have the meaning set forth in
Section 4.

          "Senior Debt Documents" means the Mellon Loan Documents and, after the consummation of any Permitted Refinancing, the Permitted Refinancing Senior Debt Documents.

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          "Senior Debt" means all obligations, liabilities and indebtedness of every nature of the Borrower from time to time owed to Agent or any Senior Lender under the Senior Debt Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable (other than any letter of credit obligations to the extent such obligations are secured by cash, cash equivalents or "back to back" letters of credit, in each case in the amount of 105% of the undrawn face amount of the underlying letter of credit), whether before or after the filing of a Proceeding under the Bankruptcy Code together with (a) any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement, and (b) any interest accruing thereon after the commencement of a Proceeding; provided, however, that in no event shall the principal amount of the Senior Debt exceed $30,000,000 less an amount equal to 100% of all payments made by the Borrower to Senior Lenders which result in a permanent reduction in the revolving commitment of the Senior Lenders under the Senior Debt Documents after the date hereof (such amount being referred to as the "Maximum Senior Debt Amount"). Senior Debt shall be considered to be outstanding whenever any loan commitment under the Senior Debt Document is outstanding.

          "Senior Lenders" means the holders of the Senior Debt.

          "Subordinated Debt" means and includes each and every indebtedness, liability or obligation of the Borrower to any Subordinated Creditor, whether absolute or contingent, known or unknown, liquidated or unliquidated, secured or unsecured, due or to become due, now existing or hereafter arising, evidenced by or arising under the Subordinated Notes or any other Subordinated Debt Document, regardless of how the same is evidenced or created and whether direct or indirect or acquired by any Subordinated Creditor by way of assignment, and regardless of whether the same is joint or several, and any and all renewals, extensions, restructurings, modifications or replacements, in whole or in part, of any of the foregoing. Notwithstanding anything to the contrary herein, Borrower's obligations to any Subordinated Creditor with respect to the Common Stock purchased pursuant to the Subordinated Note Purchase Agreement shall not be deemed to be part of the Subordinated Debt.

          "Subordinated Debt Documents" means the Subordinated Notes, the Subordinated Note Purchase Agreement, any guaranty with respect to the Subordinated Debt and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to all or any portion of the Subordinated Debt.

          2. Except as provided in Section 4 below, the Subordinated Debt is hereby subordinated and subject, in the manner and to the extent described below, to any and all Senior Debt, so long as any of the Senior Debt shall remain unpaid, in whole or in part, or Senior Lenders are committed or otherwise obligated to extend credit to Borrower under the Senior Debt Documents.

          3. Subordinated Agent, on behalf of the Subordinated Creditors, agrees that it shall not: (a) demand payment of the Subordinated Debt except to the extent permitted by this Agreement; (b) enforce or apply any security, now or hereafter existing for the Subordinated Debt; (c) commence, prosecute or participate in any administrative, legal, or equitable action against Borrower concerning the Subordinated Debt (for the sake of clarity, the Subordinated Creditor's right to elect directors pursuant to the Series L Preferred Stock shall not be restricted by this clause (c)); or (d) take, maintain or enforce any lien or security in any property, real or personal, other than the Key-Man Life Insurance Proceeds to secure the Subordinated Debt, until the earliest to occur of (i) the expiration of 180 days following Subordinated Agent's receipt of a written notice (a "Senior Blockage Notice") that an "Event of Default"

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has occurred under the Senior Debt Documents, (ii) the Event of Default giving rise to the Senior Blockage Notice is cured or waived, (iii) Senior Lenders have otherwise terminated, withdrawn or rescinded such Senior Blockage Notice, (iv) the occurrence and continuance of a Proceeding, (v) the commencement by Senior Lenders of legal proceedings against Borrower to enforce remedies under the Senior Credit Agreement, (vi) the acceleration by Senior Lenders of the maturity of the Senior Debt, (vii) the payment in full in cash of all of the Senior Debt and the termination of any commitment or obligation of Senior Lenders to extend credit to Borrower under the Senior Debt Documents, and (viii) after ten (10) business days written notice to Senior Lenders that Subordinated Creditors intend to take any of the foregoing actions, and the failure by Senior Lenders, prior to the expiration of such ten (10) business day period, to deliver a Senior Blockage Notice as provided herein. Notwithstanding any provision of this Agreement to the contrary, (x) no more than one Senior Blockage Notice may be issued in any period of 365 consecutive days, and (y) no Event of Default under the Senior Debt Documents existing on the date any Senior Blockage Notice is given pursuant to this Agreement shall, unless the same shall have ceased to exist or shall have been cured or waived in a writing provided to Subordinated Creditors for a period of at least 90 consecutive days, be used as a basis for any subsequent such notice, it being agreed and understood that breaches of the same financial covenant for consecutive periods shall constitute separate and distinct Events of Default.

          4. Subject in all cases to the subordination provisions and other limitations set forth below, the Borrower shall only be permitted to make and the Subordinated Creditors may only retain: (i) regularly scheduled payments of interest on the Subordinated Notes; (ii) regularly scheduled payments of principal on the Subordinated Debt; (iii) Key-Man Life Insurance Proceeds, the Contingent Shares, and Reorganization Securities (as defined below); (iv) reasonable Subordinated Debt costs and expenses; (v) prepayments required under
Section 2.06 or 6.11 of the Subordinated Note Purchase Agreement; and (vi) payments which the Senior Lenders elect to allow the Borrower to make to the Subordinated Creditors (collectively, the "Permitted Junior Payments"). In the event of any assignment by Borrower for the benefit of Borrower's creditors, any bankruptcy proceedings instituted by or against Borrower, the appointment of any receiver for Borrower or Borrower's business or assets, or any dissolution or other winding up of the affairs of Borrower or of Borrower's business (each, a "Proceeding"), and in all such cases, the officers of Borrower and any assignee, trustee in bankruptcy, receiver or other person or persons in charge, respectively, are hereby directed to pay to Senior Lender the full amount of the Senior Debt before making any payments in respect of the Subordinated Debt to Subordinated Creditors (other than the delivery of Reorganization Securities and payment of Key-Man Life Insurance Proceeds). Notwithstanding anything in this Agreement to the contrary (i) the failure by Borrower to make any payment or deliver any property with respect to the Subordinated Debt by reason of the operation of this Section 4 shall not be construed as preventing the occurrence of a default under the Subordinated Debt Documents, (ii) subject in all cases to clause (iii) below, except with respect to the receipt by Subordinated Agent or any Subordinated Creditor of Permitted Junior Payments not the result of the exercise of any remedies by Subordinated Agent or any Subordinated Creditor not at the time permitted hereunder with respect to the Borrower, any guarantor of the Subordinated Debt or any of their assets, or Reorganization Securities, at any time that (A) any portion of the Senior Debt remains outstanding, (B) the revolving commitments of the Senior Lenders under the Senior Debt Documents have not been terminated, and (C) Subordinated Agent, or any of the Subordinated Creditors, has received any payments or distributions of any kind or character (whether in cash, securities, or otherwise) on account of the Subordinated Debt, Subordinated Agent, or the applicable Subordinated Lender, shall hold all such payments or distributions in trust for the Senior Lenders and shall forthwith deliver all such payments or distributions (together with any necessary endorsements thereto) to Agent; (iii) with respect to the receipt by Subordinated Agent or any Subordinated Creditor of any Permitted Junior Payments (except for Key-Man Life Insurance Proceeds and the reasonable costs and expenses of Subordinated Creditors), at any time until the Senior Debt has been paid in full in cash and all lending commitments under the Senior Debt Documents have been terminated, that either (A) a Blockage Period

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(as defined below) is in effect, (B) a Proceeding has commenced and is continuing, or (C) the Senior Lenders have accelerated the maturity of the Senior Debt, Subordinated Agent, or the applicable Subordinated Lender, shall hold all such payments or distributions in trust for the Senior Lenders and shall forthwith deliver all such payments or distributions (together with any necessary endorsements thereto) to Agent; (iv) Agent shall not be prohibited from delivering to any Person any notices permitted or required to be delivered by this Agreement or the Senior Debt Documents; and (v) Subordinated Creditors may receive Key-Man Life Insurance Proceeds and the Contingent Shares, and securities of Borrower or any other person or entity or securities of Borrower as reorganized or readjusted, in each case issued to Subordinated Creditors in respect of all or part of the Subordinated Debt and provided for by a plan of reorganization or readjustment in a Proceeding of Borrower so long as (x) such securities are securities subordinated to the Senior Debt at least to the same extent as the Subordinated Debt are subordinated to the Senior Debt pursuant to this Agreement, and (y) such securities are authorized by a court of competent jurisdiction in a final order or decree which gives effect to this proviso ("Reorganization Securities"). A "Blockage Period" shall commence upon the Subordinated Agent's receipt of a Senior Blockage Notice and shall terminate upon the earliest of (i) the expiration of 180 days of receipt of such Notice,
(ii) upon the Event of Default giving rise to the Senior Blockage Notice being cured or waived, (iii) upon the Senior Lenders terminating, withdrawing or rescinding the Senior Blockage Notice, or (iv) the payment in full in cash of all of the Senior Debt and the termination of any commitment or obligation of Senior Lenders to extend credit to Borrower under the Senior Debt Documents. The foregoing priority in payment shall apply at all times until all of the Senior Debt has been repaid in full in cash and the revolving commitments of the Senior Lenders have been irrevocably terminated.

          5. Subordinated Agent agrees that it shall place or cause to be placed a legend on the face of each Subordinated Note stating that the payment thereof is subject to the terms of this Agreement and is subordinate to the payment of all the Senior Debt. On or prior to the date of this Agreement, Subordinated Agent agrees to deliver the original Subordinated Debt Documents to Senior Lenders. Subordinated Agent agrees to mark all books of account in such manner as to indicate that payment of the Subordinated Debt is subordinated pursuant to the terms of this Agreement.

          6. Subordinated Creditors agree that Senior Lenders shall have absolute power and discretion, without notice to Senior Creditors, to deal in any manner with the Senior Debt, including interest, costs and expenses payable by Borrower to Senior Lenders, and any security therefor including, but not limited to, release, surrender, extension, renewal, acceleration, compromise or substitution; provided, however, that Senior Lenders shall not (a) increase the amount of Senior Debt above the Maximum Senior Debt Amount, (b) increase the interest rate with respect to the Senior Debt by more than 5.0% per annum, except in connection with the imposition of a default rate of interest in accordance with the terms of the Senior Debt Documents, (c) extend the final maturity of the Senior Debt (as set forth in the Senior Credit Agreement in effect on the date hereof) to later than January 31, 2003, (d) other than in connection with an acceleration after a Default, shorten the amortization of any portion of the Senior Debt (as set forth in the Senior Credit Agreement in effect on the date hereof), or (e) change or amend any other term of the Senior Debt Documents in a manner materially adverse to the Subordinated Creditors (in each case, other than as expressly permitted hereunder, in the Senior Debt Documents or in any Subordinated Debt Document). Subordinated Creditors each hereby waive the right, if any, to require that Senior Lenders marshal, or otherwise proceed to dispose of or foreclose upon, collateral Senior Lender may have in any manner or order.

          7. If, at any time hereafter, Senior Lenders shall, in their own judgment, determine to discontinue the extension of credit to or on behalf of Borrower, Senior Lender may do so. This Agreement, the obligations of Subordinated Creditors owing to Senior Lenders hereunder, and Senior

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Lenders' rights and privileges hereunder shall continue until payment in full in cash of all of the Senior Debt notwithstanding any action or non-action by Agent or Senior Lenders with respect to the Senior Debt or with respect to any collateral therefor or any guaranties thereof.

          8. Each Subordinated Creditor agrees that it will not (a) at any time contest the validity, perfection, priority or enforceability of the security interests and liens granted by the Borrower (or any "Guarantor", as such term is used and defined in the Senior Debt Documents) to the Senior Lenders or the Borrower's (or any such Guarantor's) assets pursuant to the Senior Debt Documents, or (b) until such time as the Senior Debt has been paid in full in cash and the commitments of the Senior Lenders thereunder irrevocably terminated, take a lien or security interest on any property of the Borrower (other than in the Key-Man Life Insurance Proceeds) or any Guarantor other than a judgment lien as a result of exercising such Subordinated Lender's remedies pursuant to an enforcement action permitted hereunder. In the event any Subordinated Creditor so obtains any such judgment lien, such lien shall be deemed to be subordinate and junior to the liens of Senior Lenders without further action on the part of Senior Lenders or Subordinated Creditors. Senior Lenders agree that should Subordinated Creditors take enforcement action permitted hereunder, they may receive in connection therewith judgment liens, which liens shall be subject to the terms hereof.

          9. Except as otherwise expressly agreed to herein, if Subordinated Creditors shall receive any payments, security interests or other rights in any property of Borrower in violation of this Agreement, or in the event any Subordinated Creditor shall receive any payment or proceeds from the exercise of remedies against or with respect to any property, whether real or personal, of Borrower or any Guarantor (which remedies are not permitted hereunder) with respect to which the Senior Lenders have a prior security interest, such payment or property shall be received by Subordinated Creditors in trust for Senior Lenders and shall forthwith be delivered and transferred to Senior Lenders. Upon the payment in full in cash of all of the Senior Debt and the termination of any commitment or obligation of Senior Lenders to extend credit to Borrower under the Senior Debt Documents, Subordinated Creditors shall be subrogated to the rights of Senior Lenders to receive payments and distributions of property or securities with respect to the Senior Debt until the Subordinated Debt is paid in full. If Senior Lenders shall receive any payment or distribution of cash, property or securities after the payment in full in cash of all of the Senior Debt and the termination of any commitment or obligation of Senior Lenders to extend credit to Borrower under the Senior Debt Documents, such payment or property shall be received by Senior Lenders in trust for Subordinated Creditors and shall forthwith be delivered and transferred to the party or parties legally entitled thereto.

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          10.  Until the Senior Debt has been paid in full in cash and all lending commitments under the Senior Debt Documents have been terminated, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, no Subordinated Creditor shall, without the prior written consent of Agent, agree to any amendment, modification or supplement to the Subordinated Debt Documents the effect of which is to (a) increase the interest rate with respect to the Subordinated Debt by more than 5% per annum (other than by the imposition of the default rate of interest in accordance with the terms of the Subordinated Notes), (b) change the dates upon which payments of principal or interest on the Subordinated Debt are due, (c) change any redemption or prepayment provisions of the Subordinated Debt, (d) alter the subordination provisions with respect to the Subordinated Debt, including, without limitation, subordinating the Subordinated Debt to any other indebtedness, (e) take any liens or security interests in any assets of the Borrower or any guarantor of the Subordinated Debt except as permitted by this Agreement, or (f) change or amend any other term of the Subordinated Debt Documents if such change or amendment would result in a default under the Senior Debt Documents.

          11. Each Subordinated Creditor represents and warrants that it has not previously subordinated the Subordinated Debt for the benefit of any other person or entity, and agrees that any such subordinations hereafter executed shall be expressly made subject and subordinate to the terms of this Agreement. Subordinated Agent warrants that it has established with Borrower adequate means of obtaining, on an ongoing basis, such information as Subordinated Creditors may require which may affect the ultimate satisfaction by Borrower of the Subordinated Debt. Senior Lenders shall have no duty, including to provide any such information, to Subordinated Creditors except as expressly provided in this Agreement.

          12. This Agreement shall be binding upon the successors and assigns of Subordinated Creditors, and shall inure to the benefit of Senior Lenders' successors and assigns.

          13. In the event of any dispute under this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs, whether or not suit is brought.

          14. This Agreement shall define the relative rights of Agent, Senior Lenders, the Subordinated Creditors, and Subordinated Agent. Nothing in this Agreement shall (a) impair, as among the Borrower, Agent and Senior Lenders and as between the Borrower and the Subordinated Creditors, the obligation of the Borrower with respect to the payment and performance of the Senior Debt and the Subordinated Debt in accordance with the respective terms, or (b) affect the relative rights of Agent, Senior Lenders, Subordinated Agent or the Subordinated Creditors with respect to any other creditors of the Borrower.

          15. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Senior Debt Documents or the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

          16. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provisions shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

          17. Each Subordinated Creditor, on its own behalf and on behalf of its successors and assigns, hereby designates and appoints the Subordinated Agent as its agent to accept and receive, on

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behalf of each such Person, any and all Senior Blockage Notices, and
Subordinated Agent hereby acknowledges and accepts such designation and appointment and agrees to furnish copies thereof to each Subordinated Creditor upon receipt. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Subordinated Debt Documents, the Subordinated Agent shall not have any duties or responsibilities except those expressly set forth herein nor shall the Subordinated Agent have or be deemed to have any fiduciary relationship with any Subordinated Creditor and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement, any Subordinated Debt Document or otherwise against the Subordinated Agent. Subordinated Agent shall have no liability hereunder to Subordinated Creditors or under any Subordinated Debt Document except for its own gross negligence or willful misconduct.

          18. Unless otherwise specifically provided herein, any notice delivered under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or certified or registered United States mail and shall be deemed to have been given (a) if delivered in person, when delivered,
(b) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. (Los Angeles time) or, if not, on the next succeeding business day, (c) if delivered by overnight courier, one business day after delivery to such courier properly addressed; or (d) if by United States mail, four business days after deposit in the United States mail, postage prepaid and properly addressed.

          Notice shall be addressed as follows:

          If to any Subordinated Creditor or Subordinated Agent:

               Libra Mezzanine Partners II-A, L.P.
               11766 Wilshire Boulevard, Suite 850
               Los Angeles, California 90025
               Attention:  Michael A. Kane
               Telephone:  (310) 996-9585
               Telecopy:  (310) 996-9577

          With a copy to:
               Rocky Mountain Capital Partners, LLP
               1125 17th St, Suite 2260
               Denver, CO 80202
               Attention: Edward C. Brown
               Telephone:  (303) 297-1701
               Telecopy:  (303) 297-1702

          With a copy to:

               Sidley & Austin
               555 West Fifth Street, 40/th/ Floor
               Los Angeles, California 90013
               Attention:  Gary J. Cohen, Esq.
               Telephone:  (213) 896-6013
               Telecopy:  (213) 896-6600

          If to the Borrower:

               Emergent Information Technologies, Inc.
               4695 MacArthur Court, 8/th/ Floor
               Newport Beach, California 92660

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               Attention:  Steven Myers
               Telephone:  (949) 975-1487
               Telecopy:  (949) 975-1342

          With a copy to:

               Riordan & McKinzie
               600 Anton Boulevard, 18/th/ Floor
               Costa Mesa, California 92626
               Attention:  James Loss, Esq.
               Telephone:  (714) 433-2900
               Telecopy:  (714) 549-3244

          If to Agent or Senior Lenders:

               Mellon Bank, N.A.
               Mellon Bank Center
               400 South Hope Street, 5/th/ Floor
               Los Angeles, California 90071
               Attention:  Abdi Rais
               Telephone:  (213) 553-9565
               Telecopy:  (213) 629-0484

          With a copy to:

               Brobeck, Phleger & Harrison, LLP
               550 South Hope Street, Suite 2100
               Los Angeles, CA  90071
               Attention:  James D. Prendergast, Esq.
               Telephone:  (213) 489-4060
               Telecopy:   (213) 745-3345

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 18.

          19. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

               (a) The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of California (without giving effect to principles of conflicts of law).

               (b) Each party hereto irrevocably consents and submits to the non-exclusive jurisdiction of the state courts of the County of Los Angeles and the United States District Court for the Central District of California and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above.

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               (c)  EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY
     OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          20. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                  *    *    *

     IN WITNESS WHEREOF, each Subordinated Creditor, the Borrower and Agent have caused this Subordination and Intercreditor Agreement to be executed as of the date first written above.

Subordinated Creditor:                                  Subordinated Creditor:
---------------------                                   ---------------------
Libra Mezzanine Partners II, L.P.,                      Libra Mezzanine Partners, L.P.,
a Delaware limited partnership,                         a Delaware limited partnership

By:   LUSB, L.L.C., General Partner                     By: LFM, LLC, its General Partner

By:   LIBRA INVESTORS III, L.L.C.,                      By: Libra Investors, LLC,
      its Managing Member                                   its Managing Member

By:   /s/ Michael A. Kane                               By:   /s/ Michael A. Kane
      Michael A. Kane                                         Michael A. Kane
      Managing Director                                       Managing Director

Subordinated Creditor:                                  Subordinated Creditor:
---------------------                                   ---------------------
Rocky Mountain Mezzanine Fund II, L.P.,                 Libra Capital Partners, L.P.,
a Colorado limited partnership                          a Delaware limited partnership,
                                                        By:   LFE, LLC,
By:   Rocky Mountain Capital Partners LLP,                    its general partner
      its general partner
                                                        By:   Libra Investors II, LLC,
By:   /s/ Edward C. Brown                                     its managing member
      Edward C. Brown
      Managing Partner                                  By:   /s/ James B. Upchurch
                                                              James B. Upchurch
                                                              President

Subordinated Creditor and Subordinated Agent:           Agent:
--------------------------------------------            -----
Libra Mezzanine Partners II-A, L.P.,                    Mellon Bank, N.A.,
a Delaware limited partnership,                         a United States banking corporation,
                                                        as Agent
By:   Libra Investors III-A, LLC,
      its general partner                                By:   /s/ Richard McNiven
                                                               Richard McNiven
By:   /s/ Michael A. Kane                                      Vice President
      Michael A. Kane
      Managing Director

Borrower:
--------
Emergent Information Technologies, Inc.,
a California corporation


By:   /s/ Steven Myers
      Steven Myers
      Chairman